EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 29, 2003 which appears on page 40 of the annual report on Form 10-K of Fonar Corporation and Subsidiaries for the year ended June 30, 2003.

                                                   /s/ Marcum & Kliegman LLP
                                                   Marcum & Kliegman LLP

Woodbury, New York
February 5, 2004